UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2011 (February 15, 2011)

AMERICAN LIBERTY PETROLEUM CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54004	98-0599151
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

4900 California Ave, Tower B-210
Bakersfield, CA 93309
 (Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (661) 377-2911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements.” These statements, identified by words such as “plan,” “anticipate,” “believe,” “estimate,” “should,” “expect” and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy.  These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements.  Such risks and uncertainties include those set forth in this Current Report on Form 8-K.  We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information.  We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the “SEC”), particularly our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

As used in this report, the terms “ALP” and the “Company” mean American Liberty Petroleum Corp., unless otherwise indicated.

Item 5.06            Change in Shell Company Status.

The Company’s Annual Report on Form 10-K, filed on February 15, 2011, indicated that the Company was no longer a “shell company” as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.  However, the Annual Report did not state a specific date on which the Company ceased to be a shell company.  The Company is filing this Current Report on Form 8-K in order to clarify for the benefit of its shareholders and other third parties reviewing its public reports that the Company’s shell status terminated on February 15, 2011, and to provide related disclosure in one report.  On February 15, 2011, the Company had an operating business and its financial statements demonstrated that it had more than a nominal amount of assets, arising from its rights and interests under an option agreement to acquire certain oil and gas leases in the State of Nevada and its ability to fund its obligations under the option agreement.  The Company completed the acquisition of those leases on June 27, 2011, as disclosed in its Current Report on Form 8-K filed on July 1, 2011. The Company is continuing exploration of those lease properties with the goal of finding sufficient reserves to allow for commercial production on those properties in the future.

We have included in this Current Report the information that would be required if we were filing a general form for registration of securities on Form 10 on February 15, 2011.

FORM 10 DISCLOSURE

Except as noted, the following information required on Form 10 has been previously reported by the Company and may be found in the following filings:

Form 10 Item		Company Filing

Item 1.	Business	Form 10-K filed on February 15, 2011 and
Form 8-K filed on January 27, 2011

Item 2.	Financial Information	Form 10-K filed on February 15, 2011

Item 3.	Properties	Form 10-K filed on February 15, 2011

Item 4.	Security Ownership of Certain Beneficial	Form 10-K filed on February 15, 2011
Owners and Management

Item 5.	Directors and Executive Officers	Form 10-K filed on February 15, 2011

Item 6.	Executive Compensation	Form 10-K filed on February 15, 2011

Item 7.	Certain Relationships	Form 10-K filed on February 15, 2011
and Related Transactions, and
Director Independence

Item 8.	Legal Proceedings	Form 10-K filed on February 15, 2011

Item 9.	Market Price of and Dividends on the	Form 10-K filed on February 15, 2011
Registrant’s Common Equity and Related
Stockholder Matters

Item 10.	Recent Sales of Unregistered Securities	Form 10-K filed on February 15, 2011, Form 10-Q filed on September 20, 2010 and
Form 8-K filed on May 4, 2010

Item 11.	Description of Registrant’s Securities	See below
to be Registered

Item 12.	Indemnification of Directors	See below
and Officers

Item 13.	Financial Statements and	Form 10-K filed on February 15, 2011
Supplementary Data

Item 14.	Changes in and Disagreements with	Form 10-K filed on February 15, 2011 and
	Accountants on Accounting and Financial	Form 8-K filed on February 1, 2010
Disclosure

Item 15.	Financial Statements and Exhibits	Form 10-K filed on February 15, 2011

In addition to the previously reported disclosures above, the following information is being disclosed as if we were filing a general form for registration of securities on Form 10:

Item 11.                 Description of Registrant’s Securities to be Registered.

Authorized Capital Stock

The Amended and Restated Articles of Incorporation of the Company, effective June 11, 2010 (the “Articles of Incorporation”), give the Company the authority to issue 450,000,000 shares of common stock, par value $0.00001 per share (the “Common Stock”).  As of the date of this Current Report, there were 104,804,167 shares of Common Stock issued and outstanding.  As of February 15, 2011, there were 93,637,500 shares of Common Stock issued and outstanding.

Common Stock

Holders of Common Stock have equal ratable rights to dividends from funds legally available if and when declared by the Board of Directors.  Stockholders are entitled to share ratably in all of the Company’s assets available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of our affairs.  Our Common Stock does not have preemptive, subscription or conversion rights, and there are no redemption or sinking fund provisions or rights.  Holders of Common Stock are entitled to one non-cumulative vote per share held of record on all matters on which stockholders may vote.

Holders of shares of our Common Stock do not have cumulative voting rights.  As a result, the holders of more than 50% of the outstanding shares, acting in concert in the election of directors, can elect all of the directors to be elected by the stockholders of the Company, if they so choose.  In that event, the holders of the remaining shares will not be able to elect any of our directors.  All shares of Common Stock are fully paid and non-assessable.

Warrants

As of February 15, 2011, the Company has issued warrants for the purchase of 13,250,000 Units of Common Stock at various exercise prices with various expiration dates, as set forth below.

The Company completed several private placements of equity interest Units during the preceding year.  Each Unit consisted of 1 share of Common Stock, and 1 warrant to buy a share of Common Stock at an exercise price of approximately $0.091 any time within 3 years after issuance.  In each case, the Units were sold to a single purchaser at a price of approximately $0.057 per Unit.  For each of the following issuances, the relative fair market value of the warrants issued was approximately 49% of the proceeds.

On February 19, 2010, the Company completed a private placement of 875,000 Units.  The gross proceeds of the offering were $50,000, which were used to pay general operating expenses.

On April 27, 2010, the Company completed a private placement of 875,000 Units.  The gross proceeds of the offering were $50,000, which were used to pay a portion of the payments due under that certain Option Agreement, dated May 11, 2010, by and between the Company and Desert Discoveries, LLC, a Nevada limited liability company (“Desert Discoveries”) (the “Option Agreement”), and the Company’s general operating expenses.

On April 30, 2010, the Company completed a private placement of 5,250,000 Units.  The gross proceeds of the offering were $300,000, which were used to pay a portion of the payments due under the Option Agreement and the Company’s general operating expenses.

On June 2, 2010, the Company completed a private placement of 3,500,000 Units, with each Unit consisting of 1 share of Common Stock, and 1 warrant to buy a share of Common Stock at an exercise price of approximately $0.091 any time within 3 years after issuance.  The Units were sold to a single purchaser at a price of approximately $0.057 per Unit.  The gross proceeds of the offering were $200,000, which were used to make certain payments under the Option Agreement.

On September 23, 2010, the Company completed a private placement of 1,750,000 Units, with each Unit consisting of 1 share of Common Stock, and 1 warrant to buy a share of Common Stock at an exercise price of approximately $0.09 any time within 3 years after issuance.  The Units were sold to a single purchaser at a price of approximately $0.057 per Unit.  The gross proceeds of the offering were $100,000, which were used to make certain payments under the Option Agreement and the Company’s general operating expenses.

The Company also issued warrants for the purchase of 1,600,000 shares of Common Stock to Desert Discoveries.  Upon payment of the exercise price of $0.75 per share, the warrant entitles Desert Discoveries to purchase 500,000 shares of Common Stock any time after July 4, 2010, an additional 500,000 shares any time after January 4, 2011, and the remaining 600,000 shares any time after July 4, 2011.  The expiration date of the Desert Discoveries warrant is May 11, 2015.

Anti-Dilution

Pursuant to the Option Agreement, the Company granted Desert Discoveries a right of first refusal to participate in any and every future share offering, regardless of class, of the Company at the greater of $0.01 or the actual then offering price of such shares, to the extent required to maintain Desert Discoveries’ ownership interest percentage in the Company upon exercise.  However, the right of first refusal shall not apply to the following: securities issued as a stock dividend; securities issued in exchange for the securities of another corporation or in connection with the acquisition of another corporation by an asset purchase or merger by the Company; or securities issuable under stock options currently outstanding or that may be granted under any employee stock option plan adopted by the Company.

The right of first refusal grants anti-dilution rights to Desert Discoveries, such that the Company must allow Desert Discoveries the opportunity to maintain the ratio between the number of outstanding shares of Common Stock owned by Desert Discoveries and the aggregate number of outstanding shares owned by all stockholders, all of which shall be computed on a fully diluted basis.  Accordingly, any stock equivalents that are held by a stockholder of the Company shall be deemed to have been exercised, converted and/or exchanged into the underlying shares of securities as of the time when any calculation of fully diluted shares is to be made.

Stock Split

On June 24, 2010, the Company received approval from FINRA to proceed with a 70:1 forward split of its Common Stock.  Under the stock split, which was made effective June 25, 2010, each existing share of the Company’s Common Stock was reclassified and changed into 70 new shares, and each holder of the Company’s Common Stock was entitled to receive, upon delivery of his existing stock certificate, a new certificate or certificates representing 70 shares for each one share of Common Stock represented by the existing certificate or certificates of such holder at the close of business on such date.

Applicable Provisions of Nevada State Law

Nevada’s Acquisition of Controlling Interest Act, Nevada Revised Statutes (“NRS”) Sections 78.378 -78.3793, prohibits an acquirer, under certain circumstances, from voting shares of a corporation’s stock after crossing specific threshold ownership percentages, unless the acquirer obtains the approval of the issuing corporation’s stockholders.  The first such threshold is the acquisition of at least one-fifth but less than one-third of the outstanding voting power.  The Company may become subject to Nevada’s Acquisition of Controlling Interest Act if it has 200 or more stockholders of record at least 100 of whom are residents of the State of Nevada and does business in the State of Nevada directly or through an affiliated corporation.  Currently, we do not have more than 200 stockholders of record.

We may be subject to Nevada’s Combination with Interested Stockholders Statute, NRS Sections 78.411 -78.444, which prohibits an “interested stockholder” from entering into a “combination” with the corporation, unless certain conditions are met.  An “interested stockholder” is a person who, together with affiliates and associates, beneficially owns (or within the prior three years, did beneficially own) 10 percent or more of the corporation’s voting stock.

Transfer Agent

The transfer agent of the Company’s Common Stock is Corporate Stock Transfer, 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209.  Its telephone number is (303) 282-4800.

Item 12.                 Indemnification of Directors and Officers.

The Articles of Incorporation provide that the Company may indemnify each person who is or was a director or officer of the Company to the fullest extent permissible under applicable Nevada law and any successor statutes under the NRS.  The Board of Directors of the Company, in its sole discretion, shall have the power, on behalf of the Company, to indemnify such other persons for whom indemnification is permitted by such provisions of the NRS, to the fullest extent permissible thereunder, and may purchase such liability indemnification and/or other similar insurance as the Board of Directors from time to time shall deem necessary or appropriate, in its sole discretion.  The power to indemnify and/or obtain insurance is cumulative of any other power of the Board of Directors and/or any rights to which such a person or entity may be entitled by law, the Articles of Incorporation and/or Bylaws of the Company, contract, other agreement, vote or otherwise.

Pursuant to the Company’s Bylaws, the Company shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding, by reason of the fact that such person is or was a director, trustee, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgment, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.  If the proceeding is by or in the right of the Company, then no indemnification shall be made if such person is held liable for gross negligence or willful misconduct in the performance of such person’s duty to the Company, unless the court determines otherwise.

Any indemnification shall be against expenses actually or reasonably incurred by the person seeking indemnification. The Company’s Bylaws further authorize expenses incurred in defending civil or criminal action, suit or proceeding to be paid by the Company before the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of the person seeking indemnification to repay such amount if he or she is not ultimately entitled to indemnification.

NRS Sections 78.7502 and 78.751 permit the Company to indemnify its directors, officers, employees and agents, against any liabilities (including attorneys fees and costs), incurred by reason of the fact that such person was a director, officer, employee or agent of the Company. The director or officer being indemnified must have conducted himself or herself in good faith and reasonably believe that his or her conduct was in, or not opposed to, the best interests of the Company. In a criminal action, the director, officer, employee or agent must not have had reasonable cause to believe that his or her conduct was unlawful.  The Company may advance expenses to an indemnified party if the director or officer affirms in writing that he or she believes that the standards have been met, and will personally repay the expenses advances if it is determined that such officer or director did not meet the standards.

Item 9.01                Financial Statements and Exhibits.

Exhibit Number	Description of Exhibits

3.1	Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Current Report on Form 8-K filed on May 24, 2010)

3.2	Bylaws of the Company (incorporated by reference to Exhibit 3.2 of the Annual Report on Form 10-K filed on February 16, 2010)

10.1	Option Agreement, dated May 11, 2010, by and between the Company and Desert Discoveries, LLC (incorporated by reference to Current Report on Form 8-K filed on May 17, 2010)

10.2	First Amendment to Option Agreement, dated October 23, 2010, by and between the Company and Desert Discoveries, LLC (incorporated by reference to Current Report on Form 8-K filed on October 26, 2010)

10.3
Second Amendment to Option Agreement, dated February 11, 2011, by and between the Company and Desert Discoveries, LLC (incorporated by reference to Annual Report on Form 10-K filed on February 15, 2011)

99.1
Agreement and Plan of Merger, dated January 24, 2011, by and between Keyser Resources, Inc., True American Energy Corporation and the Company (incorporated by reference to Current Report on Form 8-K filed on January 27, 2011)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LIBERTY PETROLEUM CORP.

By:	/s/ Alvaro Vollmers
Name:	Alvaro Vollmers
Title:	President, Treasurer and Secretary

Date:	September 22, 2011